Exhibit 99.2

INDEPENDENCE REALTY TRUST

EARNINGS RELEASE & SUPPLEMENTAL INFORMATION

Q2 2023

The Adley Craig Ranch

McKinney, TX

NYSE: IRT
WWW.IRTLIVING.COM

Independence Realty Trust
June 30, 2023
Company Information:
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver, CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website www.irtliving.com.

Corporate Headquarters	1835 Market Street, Suite 2601
Philadelphia, PA 19103
267.270.4800

Trading Symbol	NYSE: “IRT”

Investor Relations Contact	Edelman Smithfield
Ted McHugh and Lauren Torres
917-365-7979
IRT@edelman.com

Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters.
These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.
These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Independence Realty Trust Announces Second Quarter 2023 Financial Results

Increases Midpoint of Full Year 2023 EPS and Core FFO Guidance Ranges

PHILADELPHIA – (BUSINESS WIRE) – July 26, 2023 — Independence Realty Trust, Inc. (“IRT”) (NYSE: IRT), a multifamily apartment REIT, today announced its second quarter 2023 financial results and raised the midpoint of its full year 2023 earnings and Core FFO guidance ranges.
Second Quarter Highlights
•Net income (loss) available to common shares of $10.7 million for the quarter ended June 30, 2023 compared to $(7.2) million for the quarter ended June 30, 2022.
•Earnings (loss) per diluted share of $0.05 for the quarter ended June 30, 2023 compared to $(0.03) for the quarter ended June 30, 2022.
•Same-store portfolio net operating income (“NOI”) growth of 6.3% for the quarter ended June 30, 2023 compared to the quarter ended June 30, 2022.
•Core Funds from Operations (“CFFO”) of $63.7 million for the quarter ended June 30, 2023 compared to $58.6 million for the quarter ended June 30, 2022. CFFO per share was $0.28 for the second quarter of 2023, as compared to $0.26 for the second quarter of 2022.
•Adjusted EBITDA of $89.2 million for the quarter ended June 30, 2023 compared to $83.2 million for the quarter ended June 30, 2022.
•Value add program completed renovations at 625 units during the quarter ended June 30, 2023, achieving a weighted average return on investment during the quarter of 16.2%.
Included later in this press release are definitions of NOI, CFFO, Adjusted EBITDA and other Non-GAAP financial measures and reconciliations of such measures to their most comparable financial measures as calculated and presented in accordance with GAAP.
Management Commentary
“Our second quarter growth of 6.3% in same store NOI and 7.7% in Core FFO per share reflects the strength of our portfolio and ability to successfully deliver operational effectiveness” said Scott Schaeffer, Chairman and CEO of IRT. “We will remain focused on continuing to invest in our value add program and unlocking additional value by leveraging technology and innovation to enhance our management platform. These ongoing efforts, along with our year-to-date performance, allow us to reaffirm our full year operational guidance and increase the midpoint of our Core FFO guidance.”
Same-Store Portfolio(1) Operating Results

	Second Quarter 2023 Compared to Second Quarter 2022	Six Months Ended June 30, 2023 Compared to Six Months Ended June 30, 2022
Rental and other property revenue	6.2% increase	6.9% increase
Property operating expenses	5.9% increase	6.2% increase
Net operating income (“NOI”)	6.3% increase	7.3% increase
Portfolio average occupancy	130 bps decrease to 94.2%	180 bps decrease to 93.6%
Portfolio average rental rate	8.0% increase to $1,531	9.4% increase to $1,530
NOI Margin	10 bps increase to 62.1%	20 bps increase to 62.7%
(1)Same-store portfolio includes 115 properties, which represent 34,197 units.

Operating Metrics
The table below summarizes operating metrics for the same-store portfolio for the applicable periods.

	2Q 2023	3Q 2023(3)
Same-Store Portfolio(1)
Average Occupancy	94.2%	94.5%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	2.8%	2.7%
Renewal Leases	2.3%	4.5%
Blended	2.5%	3.9%
Resident retention rate	54.2%	54.4%
Same-Store Portfolio excluding Ongoing Value Add
Average Occupancy	94.7%	95.0%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	2.4%	1.9%
Renewal Leases	2.3%	4.2%
Blended	2.3%	3.5%
Resident retention rate	53.8%	54.8%
Value Add (23 properties with Ongoing Value Add)
Average Occupancy	92.3%	92.8%	(4)
Lease Over Lease Effective Rental Rate Growth:(2)
New Leases	4.3%	5.7%
Renewal Leases	2.3%	5.5%
Blended	3.2%	5.6%
Resident retention rate	55.5%	52.9%
(1)Same-store portfolio includes 115 properties, which represent 34,197 units.
(2)Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months.
(3)3Q 2023 average occupancy and resident retention rates are through July 24, 2023. 3Q 2023 new lease and renewal rates are for leases commencing during 3Q 2023 that were signed as of July 24, 2023.
(4)As of July 24, 2023, same-store portfolio occupancy was 94.8%, same-store portfolio excluding ongoing value add occupancy was 95.3%, and value add occupancy was 92.9%.
Value Add Program
We completed renovations on 625 units during the quarter ended June 30, 2023, achieving a return on investment of 16.2%, with an average cost per unit renovated of $17,601, and average rent increase per renovated unit of $237. For the six months end June 30, 2023, we have completed renovations on 1,260 units, achieving a return on investment of 17.0%, with an average cost per unit renovated of $16,496, and average rent increase per renovated unit of $232. See the Value Add Summary page of our supplemental for additional information on our projects life to date as of June 30, 2023.
Investment Activity
Held for Sale
During the three months ended June 30, 2023, in connection with our ongoing capital recycling program, we classified one property in Chicago, Illinois, as held for sale. We expect the sale to close in the second half of 2023 and to apply net proceeds from the sale to reduce indebtedness. Consummation of the sale is subject to entry into a definitive agreement and there can be no assurance that the sale will be consummated on expected terms, or at all.

Capital Expenditures
For the three months ended June 30, 2023, recurring capital expenditures for the total portfolio were $6.4 million, or $184 per unit. For the six months ended June 30, 2023, recurring capital expenditures for the total portfolio were $10.5 million, or $301 per unit.
Capital Markets
Dividend Distribution
On May 10, 2023, our Board of Directors declared a quarterly cash dividend of $0.16 per share of our common stock, which represented a 14% increase in the dividend over the prior quarterly rate of $0.14 per share. This dividend was paid on July 21, 2023 to stockholders of record at the close of business on June 30, 2023.
2023 EPS and CFFO Guidance
We increased the midpoint of our EPS and CFFO per share guidance ranges and reaffirmed the midpoint of our same-store NOI guidance. Earnings per diluted share is projected to be in the range of $0.25 to $0.27. A reconciliation of IRT's projected net income allocable to common shares to its projected CFFO per share is included below. See the schedules and definitions at the end of this release for further information regarding how IRT calculates CFFO and for management’s definition and rationale for the usefulness of CFFO.

	Previous Guidance		Current Guidance		Change at Midpoint
2023 Full Year EPS and CFFO Guidance(1)(2)	Low	High	Low	High
Earnings per share	$0.23	$0.27	$0.25	$0.27	$0.01
Adjustments:
Depreciation and amortization	0.95	0.95	0.95	0.95	—
Gain on sale of real estate assets(3)	(0.01)	(0.01)	(0.01)	(0.01)	—
Loan (premium accretion) discount amortization, net	(0.05)	(0.05)	(0.05)	(0.05)	—
Core FFO per share	$1.12	$1.16	$1.14	$1.16	$0.01
(1)This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2023 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our guidance is based on the key guidance assumptions detailed below.
(2)Per share guidance is based on 230.4 million weighted average shares and units outstanding.
(3)Gain on sale of real estate assets includes one asset sale that occurred during the first quarter of 2023 and one property identified as held for sale as of June 30, 2023.

2023 Guidance Assumptions
Our key guidance assumptions for 2023 are enumerated below. See definitions at the end of this release for further information regarding our same-store definitions.

Same-Store Portfolio	Previous 2023 Outlook	Current 2023 Outlook(1)	Change at Midpoint
Number of properties/units	116 properties / 34,571 units	115 properties / 34,179 units	—
Property revenue growth	5.7% to 7.0%	6.1% to 6.6%	—
Controllable operating expense growth	3.3% to 5.4%	4.7% to 5.4%	0.7%
Real estate tax and insurance expense growth	8.1% to 9.1%	7.5% to 8.1%	(0.8)%
Total operating expense growth	5.2% to 6.9%	5.7% to 6.4%	—
Property NOI growth	5.0% to 8.0%	6.0% to 7.0%	—

Corporate Expenses
General and administrative & Property management expenses	$51.5 million to $53.5 million	$50.5 million to $51.5 million	($1.5) million
Interest expense(2)	$104.5 million to $106.5 million	$102.5 million to $103.5 million	($2.5) million

Transaction/Investment Volume(3)
Acquisition volume	None	None	—
Disposition volume	$35 million to $40 million	$122 million to $127 million	$87 million

Capital Expenditures
Recurring	$19.0 million to $21.0 million	$20.0 million to $22.0 million	$1.0 million
Value add & non-recurring	$78.0 million to $82.0 million	$78.0 million to $82.0 million	—
Development	$80.0 million to $90.0 million	$80.0 million to $90.0 million	—
(1)This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements” below.
(2)Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO.
(3)Includes one asset sale that occurred in the first quarter 2023 and one property identified as held for sale as of June 30, 2023. We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements” below.

Selected Financial Information
See the schedules at the end of this earnings release for selected financial information for IRT.
Non-GAAP Financial Measures and Definitions
We disclose the following non-GAAP financial measures in this earnings release: FFO, CFFO, NOI and Adjusted EBITDA. Included at the end of this release are definitions of these non-GAAP financial measures and a reconciliation of our reported net income to our FFO and CFFO, a reconciliation of our same-store NOI to our reported net income, a reconciliation of our Adjusted EBITDA to net income, and management’s rationales for the usefulness of each of these and other non-GAAP financial measures used in this release.
Conference Call
All interested parties can listen to the live conference call webcast at 9:00 AM ET on Thursday, July 27, 2023 from the investor relations section of the IRT website at www.irtliving.com or by dialing 1.888.440.3307, access code 1963990. For those who are not available to listen to the live call, the replay will be available shortly following the live call from the investor relations section of IRT’s website until the next earnings release. A playback of the conference call can also be accessed telephonically until Thursday, August 3, 2023 by dialing 1.800.770.2030, access code 1963990.
Supplemental Information
We produce supplemental information that includes details regarding the performance of the portfolio, financial information, non-GAAP financial measures, same-store information and other useful information for investors. The supplemental information is available via our website, www.irtliving.com, through the "Investor Relations" section.
About Independence Realty Trust, Inc.
Independence Realty Trust, Inc. (NYSE: IRT) is a real estate investment trust that owns and operates multifamily communities, across non-gateway U.S. markets including Atlanta, GA, Dallas, TX, Denver, CO, Columbus, OH, Indianapolis, IN, Raleigh-Durham, NC, Oklahoma City, OK, Nashville, TN, Houston, TX, and Tampa, FL. IRT’s investment strategy is focused on gaining scale near major employment centers within key amenity rich submarkets that offer good school districts and high-quality retail. IRT aims to provide stockholders attractive risk-adjusted returns through diligent portfolio management, strong operational performance, and a consistent return on capital through distributions and capital appreciation. More information may be found on the Company’s website www.irtliving.com.

Forward-Looking Statements
This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters.
These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements.
These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

FINANCIAL & OPERATING HIGHLIGHTS
Dollars in thousands, except per share data

	For the Three Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Selected Financial Information:
Operating Statistics:
Net income (loss) available to common shares	$10,709	$8,648	$33,631	$16,223	$(7,205)
Earnings (loss) per share -- diluted	$0.05	$0.04	$0.15	$0.07	$(0.03)
Rental and other property revenue	$163,601	$161,135	$162,493	$160,300	$154,643
Property operating expenses	$62,071	$59,255	$57,450	$59,967	$58,976
NOI	$101,530	$101,880	$105,043	$100,333	$95,667
NOI margin	62.1%	63.2%	64.6%	62.6%	61.9%
Adjusted EBITDA	$89,156	$87,594	$93,017	$89,264	$83,228
FFO per share	$0.28	$0.27	$0.31	$0.30	$0.29
CORE FFO per share	$0.28	$0.27	$0.29	$0.28	$0.26
Dividends per share	$0.16	$0.14	$0.14	$0.14	$0.14
CORE FFO payout ratio	57.1%	51.9%	48.3%	50.0%	53.8%
Portfolio Data:
Total gross assets	$7,117,404	$7,045,306	$7,034,902	$7,097,280	$6,801,034
Total number of operating properties	119	119	120	122	120
Total units	35,249	35,249	35,526	36,176	35,594
Portfolio period end occupancy (a)	94.6%	94.1%	93.6%	94.6%	95.7%
Portfolio average occupancy (a)	94.1%	93.1%	93.9%	94.2%	95.5%
Portfolio average effective monthly rent, per unit (a)	$1,538	$1,535	$1,522	$1,484	$1,414
Same-store portfolio period end occupancy (b)	94.6%	94.1%	93.6%	94.6%	95.4%
Same-store portfolio average occupancy (b)	94.2%	93.1%	93.9%	94.2%	95.5%
Same-store portfolio average effective monthly rent, per unit (b)	$1,531	$1,528	$1,517	$1,484	$1,417
Capitalization:
Total debt (c)	$2,650,805	$2,628,632	$2,631,645	$2,713,625	$2,552,936
Common share price, period end	$18.22	$16.03	$16.86	$16.73	$20.73
Market equity capitalization	$4,202,342	$3,694,970	$3,880,432	$3,850,365	$4,729,580
Total market capitalization	$6,853,147	$6,323,602	$6,512,077	$6,563,990	$7,282,516
Total debt/total gross assets	37.2%	37.3%	37.4%	38.2%	37.5%
Net debt to Adjusted EBITDA (d)	7.2x	7.3x	6.9x	7.2x	7.4x
Interest coverage	4.0x	4.0x	4.0x	4.0x	4.0x
Common shares and OP Units:
Shares outstanding	224,697,889	224,556,870	224,064,940	224,056,179	222,060,280
OP units outstanding	5,946,571	5,946,571	6,091,171	6,091,171	6,091,171
Common shares and OP units outstanding	230,644,460	230,503,441	230,156,111	230,147,350	228,151,451
Weighted average common shares and OP units	230,369,086	230,186,297	229,994,927	228,051,780	227,964,753
(a)Excludes our development projects (Destination at Arista and Flatirons Apartments). See definitions at the end of this release.
(b)Same-store portfolio consists of 115 properties, which represent 34,197 units.
(c)Includes indebtedness associated with real estate held for sale, as applicable.
(d)Reflects net debt to Adjusted EBITDA for each period presented, including adjustments for the timing of acquisitions and dispositions impacting quarterly EBITDA. For the five quarters ended June 30, 2023, net debt to Adjusted EBITDA excluding adjustments for these items was 7.2x, 7.3x, 6.9x, 7.4x, and 7.4x, respectively.

BALANCE SHEETS
Dollars in thousands, except per share data

	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Assets:
Real estate held for investment, at cost	$6,610,233	$6,648,907	$6,615,243	$6,634,087	$6,428,482
Less: accumulated depreciation	(519,680)	(475,001)	(425,034)	(379,171)	(329,903)
Real estate held for investment, net	6,090,553	6,173,906	6,190,209	6,254,916	6,098,579
Real estate held for sale	86,576	—	35,777	82,178	81,818
Real estate under development	121,733	124,983	105,518	86,763	61,777
Cash and cash equivalents	14,349	12,448	16,084	23,753	11,378
Restricted cash	28,163	22,385	27,933	35,829	31,017
Investment in unconsolidated real estate entities	99,968	92,882	80,220	70,608	54,178
Other assets	31,799	34,360	34,846	34,480	26,707
Derivative assets	44,259	32,783	41,109	43,967	21,162
Intangible assets, net	—	—	399	1,039	18
Total assets	$6,517,400	$6,493,747	$6,532,095	$6,633,533	$6,386,634
Liabilities and Equity:
Indebtedness, net	$2,609,903	$2,628,632	$2,631,645	$2,667,183	$2,506,375
Indebtedness associated with real estate held for sale, net	40,902	—	—	46,442	46,561
Accounts payable and accrued expenses	115,664	105,873	109,677	126,310	98,173
Accrued interest payable	7,986	7,979	7,713	11,019	6,891
Dividends payable	36,856	32,232	32,189	32,188	31,907
Derivative liabilities	—	2,283	—	—	—
Other liabilities	11,172	11,813	13,004	13,816	15,077
Total liabilities	2,822,483	2,788,812	2,794,228	2,896,958	2,704,984
Equity:
Shareholders' Equity:
Preferred shares, $0.01 par value per share	—	—	—	—	—
Common shares, $0.01 par value per share	2,247	2,246	2,241	2,241	2,221
Additional paid in capital	3,754,839	3,753,074	3,751,056	3,749,550	3,698,763
Accumulated other comprehensive income	38,823	25,101	35,102	37,569	18,430
Accumulated deficit	(239,972)	(214,775)	(191,735)	(194,014)	(178,902)
Total shareholders' equity	3,555,937	3,565,646	3,596,664	3,595,346	3,540,512
Noncontrolling Interests	138,980	139,289	141,203	141,229	141,138
Total equity	3,694,917	3,704,935	3,737,867	3,736,575	3,681,650
Total liabilities and equity	$6,517,400	$6,493,747	$6,532,095	$6,633,533	$6,386,634

STATEMENTS OF OPERATIONS, FFO & CORE FFO
TRAILING FIVE QUARTERS
Dollars in thousands, except per share data

	For the Three Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Revenue:
Rental and other property revenue	$163,601	$161,135	$162,493	$160,300	$154,643
Other revenue	354	239	306	300	120
Total revenue	163,955	161,374	162,799	160,600	154,763
Expenses:
Property operating expenses	62,071	59,255	57,450	59,967	58,976
Property management expenses	6,818	6,371	6,593	5,744	6,139
General and administrative expenses (a)	5,910	8,154	5,739	5,625	6,968
Depreciation and amortization expense	53,984	53,536	52,161	49,722	72,793
Casualty losses (gains), net	680	151	(1,690)	(191)	(5,592)
Total expenses	129,463	127,467	120,253	120,867	139,284
Interest expense	(22,227)	(22,124)	(23,337)	(22,093)	(20,994)
Gain on sale of real estate assets, net	—	985	17,044	—	—
Other (loss) income, net	(72)	93	57	765	294
(Loss) gain from investments in unconsolidated real estate entities	(1,205)	(776)	242	(1,477)	(871)
Merger and integration costs	—	—	(2,028)	(275)	(1,307)
Restructuring costs	—	(3,213)	—	—	—
Net income (loss)	$10,988	$8,872	$34,524	$16,653	$(7,399)
(Income) loss allocated to noncontrolling interests	(279)	(224)	(893)	(430)	194
Net income (loss) available to common shares	$10,709	$8,648	$33,631	$16,223	$(7,205)
EPS - basic	$0.05	$0.04	$0.15	$0.07	$(0.03)
Weighted-average shares outstanding - Basic	224,422,515	224,226,873	223,903,756	221,960,609	221,164,284
EPS - diluted	$0.05	$0.04	$0.15	$0.07	$(0.03)
Weighted-average shares outstanding - Diluted	225,073,890	225,088,659	224,915,128	222,867,546	221,164,284
Funds From Operations (FFO):
Net income (loss)	$10,988	$8,872	$34,524	$16,653	$(7,399)
Add-Back (Deduct):
Real estate depreciation and amortization	53,701	53,287	51,957	49,347	72,298
Our share of real estate depreciation and amortization from investments in unconsolidated real estate entities	575	418	416	1,388	515
Gain on sale of real estate assets, net, excluding prepayment gains	—	(314)	(16,635)	—	—
FFO	$65,264	$62,263	$70,262	$67,388	$65,414
FFO per share	$0.28	$0.27	$0.31	$0.30	$0.29
CORE Funds From Operations (CFFO):
FFO	$65,264	$62,263	$70,262	$67,388	$65,414
Add-Back (Deduct):
Other depreciation and amortization	283	249	204	375	495
Casualty losses (gains), net	680	151	(1,690)	(191)	(5,592)
Loan (premium accretion) discount amortization, net	(2,737)	(2,755)	(2,760)	(2,750)	(2,741)
Prepayment (gains) penalties on asset dispositions	—	(670)	(409)	—	—
Other expense (income), net	192	42	(860)	(765)	(294)
Merger and integration costs	—	—	2,028	275	1,307
Restructuring costs	—	3,213	—	—	—
CFFO	$63,682	$62,493	$66,775	$64,332	$58,589
CFFO per share	$0.28	$0.27	$0.29	$0.28	$0.26
Weighted-average shares and units outstanding	230,369,086	230,186,297	229,994,927	228,051,780	227,966,261
(a)Included in the three months ended March 31, 2023 is $2.7 million of stock compensation expense recorded with respect to stock awards granted during the respective period to retirement eligible employees.

STATEMENTS OF OPERATIONS, FFO & CORE FFO
THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
Dollars in thousands, except per share data

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Rental and other property revenue	$163,601	$154,643	$324,736	$304,621
Other revenue	354	120	594	505
Total revenue	163,955	154,763	325,330	305,126
Expenses:
Property operating expenses	62,071	58,976	121,327	114,858
Property management expenses	6,818	6,139	13,189	11,696
General and administrative expenses (a)	5,910	6,968	14,063	14,896
Depreciation and amortization expense	53,984	72,793	107,520	150,966
Casualty losses (gains), net	680	(5,592)	831	(6,985)
Total expenses	129,463	139,284	256,930	285,431
Interest expense	(22,227)	(20,994)	(44,351)	(41,525)
Gain on sale of real estate assets, net	—	—	985	94,712
Other (loss) income, net	(72)	294	21	736
Loss from investments in unconsolidated real estate entities	(1,205)	(871)	(1,981)	(934)
Merger and integration costs	—	(1,307)	—	(3,202)
Restructuring costs	—	—	(3,213)	—
Net income (loss)	10,988	(7,399)	19,861	69,482
(Income) loss allocated to noncontrolling interests	(279)	194	(503)	(2,087)
Net income (loss) available to common shares	$10,709	$(7,205)	$19,358	$67,395
EPS - basic	$0.05	$(0.03)	$0.09	$0.30
Weighted-average shares outstanding - Basic	224,422,515	221,164,284	224,325,246	220,982,714
EPS - diluted	$0.05	$(0.03)	$0.09	$0.30
Weighted-average shares outstanding - Diluted	225,073,890	221,164,284	225,088,261	222,033,857
Funds From Operations (FFO):
Net income (loss)	$10,988	$(7,399)	$19,861	$69,482
Add-Back (Deduct):
Real estate depreciation and amortization	53,701	72,298	106,989	150,241
Our share of real estate depreciation and amortization from investments in unconsolidated real estate entities	575	515	994	515
Gain on sale of real estate assets, net, excluding prepayment gains	—	—	(314)	(94,712)
FFO	$65,264	$65,414	$127,530	$125,526
FFO per share	$0.28	$0.29	$0.55	$0.55
CORE Funds From Operations (CFFO):
FFO	$65,264	$65,414	$127,530	$125,526
Add-Back (Deduct):
Other depreciation and amortization	283	495	531	725
Casualty losses (gains), net	680	(5,592)	831	(6,985)
Loan (premium accretion) discount amortization, net	(2,737)	(2,741)	(5,493)	(5,495)
Prepayment (gains) penalties on asset dispositions	—	—	(670)	—
Other expense (income), net	192	(294)	234	(673)
Merger and integration costs	—	1,307	—	3,202
Restructuring costs	—	—	3,213	—
CFFO	$63,682	$58,589	$126,176	$116,300
CFFO per share	$0.28	$0.26	$0.55	$0.51
Weighted-average shares and units outstanding	230,369,086	227,966,261	230,278,208	227,873,108
(a)Included in the six months ended June 30, 2023 and 2022 is $2.7 million and $2.4 million, respectively, of stock compensation expense recorded with respect to stock awards granted during the respective period to retirement eligible employees.

ADJUSTED EBITDA RECONCILIATION AND COVERAGE RATIO
Dollars in thousands

	Three Months Ended
ADJUSTED EBITDA:	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Net income (loss)	$10,988	$8,872	$34,524	$16,653	$(7,399)
Add-Back (Deduct):
Interest expense	22,227	22,124	23,337	22,093	20,994
Depreciation and amortization	53,984	53,536	52,161	49,722	72,793
Casualty losses (gains), net	680	151	(1,690)	(191)	(5,592)
Gain on sale of real estate assets, net	—	(985)	(17,044)	—	—
Merger and integration costs	—	—	2,028	275	1,307
Loss (gain) from investments in unconsolidated real estate entities	1,205	776	(242)	1,477	1,125
Other loss (income), net	72	(93)	(57)	(765)	—
Restructuring costs	—	3,213	—	—	—
Adjusted EBITDA	$89,156	$87,594	$93,017	$89,264	$83,228

INTEREST COST:
Interest expense	$22,227	$22,124	$23,337	$22,093	$20,994

INTEREST COVERAGE:	4.0x	4.0x	4.0x	4.0x	4.0x

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
ADJUSTED EBITDA:	2023	2022	2023	2022
Net income (loss)	$10,988	$(7,399)	$19,861	$69,482
Add-Back (Deduct):
Interest expense	22,227	20,994	44,351	41,525
Depreciation and amortization	53,984	72,793	107,520	150,966
Casualty losses (gains), net	680	(5,592)	831	(6,985)
Gain on sale of real estate assets, net	—	—	(985)	(94,712)
Merger and integration costs	—	1,307	—	3,202
Loss (gain) from investments in unconsolidated real estate entities	1,205	1,125	1,981	1,125
Other loss (income), net	72	—	(21)	—
Restructuring costs	—	—	3,213	—
Adjusted EBITDA	$89,156	$83,228	$176,751	$164,603

INTEREST COST:
Interest expense	$22,227	$20,994	$44,351	$41,525

INTEREST COVERAGE:	4.0x	4.0x	4.0x	4.0x

SAME-STORE PORTFOLIO NET OPERATING INCOME & NOI BRIDGE (a) (b)
TRAILING FIVE QUARTERS
Dollars in thousands, except per unit data

	For the Three-Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Revenue:
Rental and other property revenue	$158,124	$154,816	$154,919	$153,584	$148,927
Property Operating Expenses:
Real estate taxes	19,584	19,360	19,312	18,727	19,769
Property insurance	3,857	3,150	3,316	3,536	3,008
Personnel expenses	12,609	11,876	12,088	12,103	12,442
Utilities	7,523	7,888	7,812	8,021	7,074
Repairs and maintenance	6,536	5,801	3,887	6,013	6,092
Contract services	6,303	5,391	5,057	5,391	5,201
Advertising expenses	1,688	1,357	1,198	1,487	1,252
Other expenses	1,894	1,917	2,072	1,910	1,806
Total property operating expenses	59,994	56,740	54,742	57,188	56,644
Same-store portfolio NOI	$98,130	$98,076	$100,177	$96,396	$92,283

Same-store portfolio NOI margin	62.1%	63.4%	64.7%	62.8%	62.0%
Average occupancy	94.2%	93.1%	93.9%	94.2%	95.5%

Average effective monthly rent, per unit	$1,531	$1,528	$1,517	$1,484	$1,417

	For the Three Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Rental and other property revenue
Same-store portfolio	$158,124	$154,816	$154,919	$153,584	$148,927
Non same-store portfolio	5,477	6,319	7,574	6,716	5,716
Total rental and other property revenue	163,601	161,135	162,493	160,300	154,643
Property operating expenses
Same-store portfolio	59,994	56,740	54,742	57,188	56,644
Non same-store portfolio	2,077	2,515	2,708	2,779	2,332
Total property operating expenses	62,071	59,255	57,450	59,967	58,976
NOI
Same-store portfolio	98,130	98,076	100,177	96,396	92,283
Non same-store portfolio	3,400	3,804	4,866	3,937	3,384
Total property NOI	$101,530	$101,880	$105,043	$100,333	$95,667
(a)Same-store portfolio consists of 115 properties, which represent 34,197 units.
(b)See definitions at the end of this release for a reconciliation from GAAP net income (loss) to NOI.

SAME-STORE PORTFOLIO NET OPERATING INCOME (a)
THREE AND SIX MONTHS ENDED JUNE 30, 2023 and 2022
Dollars in thousands, except per unit data

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2023	2022	% change	2023	2022	% change
Revenue:
Rental and other property revenue	$158,124	$148,927	6.2%	$312,940	$292,876	6.9%
Property Operating Expenses:
Real estate taxes	19,584	19,769	(0.9)%	38,944	38,903	0.1%
Property insurance	3,857	3,008	28.2%	7,007	5,807	20.7%
Personnel expenses	12,609	12,442	1.3%	24,485	24,649	(0.7)%
Utilities	7,523	7,074	6.3%	15,411	14,397	7.0%
Repairs and maintenance	6,536	6,092	7.3%	12,337	10,302	19.8%
Contract services	6,303	5,201	21.2%	11,694	9,971	17.3%
Advertising expenses	1,688	1,252	34.8%	3,045	2,460	23.8%
Other expenses	1,894	1,806	4.9%	3,811	3,445	10.6%
Total property operating expenses	59,994	56,644	5.9%	116,734	109,934	6.2%
Same-store portfolio NOI	$98,130	$92,283	6.3%	$196,206	$182,942	7.3%

Same-store portfolio NOI margin	62.1%	62.0%	0.1%	62.7%	62.5%	0.2%
Average occupancy	94.2%	95.5%	(1.3)%	93.6%	95.4%	(1.8)%
Average effective monthly rent, per unit	$1,531	$1,417	8.0%	$1,530	$1,398	9.4%
(a)Same-store portfolio consists of 115 properties, which represent 34,197 units.

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET
THREE MONTHS ENDED JUNE 30, 2023
Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Atlanta, GA	13	5,180	$23,885	$23,228	2.8%	$9,324	$8,785	6.1%	$14,562	$14,445	0.8%	92.1%	94.6%	(2.5)%	$1,619	$1,509	7.3%
Dallas, TX	14	4,007	21,732	20,321	6.9%	8,497	9,247	(8.1)%	13,235	11,074	19.5%	94.8%	95.8%	(1.0)%	1,791	1,651	8.5%
Denver, CO	9	2,292	11,986	11,195	7.1%	3,945	3,492	13.0%	8,041	7,703	4.4%	94.5%	95.6%	(1.1)%	1,704	1,592	7.0%
Columbus, OH	10	2,510	10,580	9,813	7.8%	4,077	3,872	5.3%	6,503	5,941	9.5%	95.1%	95.6%	(0.5)%	1,378	1,262	9.2%
Raleigh - Durham, NC	6	1,690	7,852	7,210	8.9%	2,640	2,395	10.2%	5,212	4,814	8.3%	94.0%	96.2%	(2.2)%	1,533	1,367	12.1%
Indianapolis, IN	7	1,979	8,309	7,496	10.8%	3,164	3,065	3.2%	5,145	4,432	16.1%	95.0%	95.2%	(0.2)%	1,347	1,228	9.7%
Oklahoma City, OK	8	2,147	7,734	7,370	4.9%	2,660	2,512	5.9%	5,074	4,858	4.4%	93.6%	96.5%	(2.9)%	1,166	1,078	8.2%
Houston, TX	7	1,932	8,557	8,001	6.9%	3,972	3,915	1.5%	4,585	4,086	12.2%	95.3%	95.3%	—%	1,431	1,373	4.2%
Nashville, TN	4	1,412	6,836	6,576	4.0%	2,512	2,277	10.3%	4,324	4,299	0.6%	93.9%	96.2%	(2.3)%	1,605	1,493	7.5%
Memphis, TN	4	1,383	6,205	5,905	5.1%	2,061	2,006	2.7%	4,144	3,898	6.3%	94.0%	94.3%	(0.3)%	1,501	1,434	4.7%
Tampa-St. Petersburg, FL	4	1,104	5,981	5,409	10.6%	2,320	2,076	11.8%	3,661	3,333	9.8%	94.9%	94.7%	0.2%	1,802	1,613	11.7%
Huntsville, AL	3	873	4,082	3,949	3.4%	1,472	1,301	13.1%	2,611	2,648	(1.4)%	95.1%	95.6%	(0.5)%	1,548	1,452	6.6%
Birmingham, AL	2	1,074	4,596	4,689	(2.0)%	2,011	1,911	5.2%	2,586	2,779	(6.9)%	90.6%	96.0%	(5.4)%	1,465	1,393	5.2%
Lexington, KY	3	886	3,737	3,473	7.6%	1,179	1,068	10.4%	2,557	2,405	6.3%	97.9%	97.1%	0.8%	1,274	1,194	6.7%
Louisville, KY	4	1,150	4,480	4,326	3.6%	1,981	1,792	10.5%	2,499	2,534	(1.4)%	92.9%	94.7%	(1.8)%	1,271	1,173	8.4%
Myrtle Beach, SC - Wilmington, NC	3	628	2,680	2,425	10.5%	834	792	5.3%	1,846	1,633	13.0%	95.6%	96.2%	(0.6)%	1,414	1,257	12.5%
Charlotte, NC	2	480	2,641	2,384	10.8%	823	787	4.6%	1,817	1,596	13.8%	96.3%	96.2%	0.1%	1,762	1,578	11.7%
Greenville, SC	1	702	2,724	2,401	13.5%	1,013	910	11.3%	1,711	1,491	14.8%	95.5%	94.9%	0.6%	1,268	1,160	9.3%
Cincinnati, OH	2	542	2,674	2,525	5.9%	990	711	39.2%	1,684	1,813	(7.1)%	94.8%	96.9%	(2.1)%	1,548	1,443	7.3%
Charleston, SC	2	518	2,589	2,391	8.3%	1,161	737	57.5%	1,427	1,654	(13.7)%	95.0%	96.7%	(1.7)%	1,634	1,478	10.6%
Orlando, FL	1	297	1,532	1,414	8.3%	671	589	13.9%	860	825	4.2%	91.7%	95.5%	(3.8)%	1,801	1,609	11.9%
Asheville, NC	1	252	1,147	1,010	13.6%	323	288	12.2%	825	722	14.3%	96.0%	96.5%	(0.5)%	1,512	1,321	14.5%
San Antonio, TX	1	306	1,433	1,431	0.1%	674	643	4.8%	759	788	(3.7)%	95.9%	95.4%	0.5%	1,489	1,467	1.5%
Austin, TX	1	256	1,358	1,281	6.0%	615	549	12.0%	743	731	1.6%	92.6%	96.5%	(3.9)%	1,767	1,603	10.2%
Norfolk, VA	1	183	1,024	934	9.6%	372	304	22.4%	653	631	3.5%	96.4%	94.6%	1.8%	1,893	1,775	6.6%
Fort Wayne, IN	1	222	983	936	5.0%	331	299	10.7%	652	637	2.4%	94.2%	96.0%	(1.8)%	1,430	1,346	6.2%
Chattanooga, TN	1	192	787	834	(5.6)%	372	321	15.9%	414	513	(19.3)%	91.9%	96.5%	(4.6)%	1,385	1,364	1.5%
Total / Weighted Average	115	34,197	$158,124	$148,927	6.2%	$59,994	$56,644	5.9%	$98,130	$92,283	6.3%	94.2%	95.5%	(1.3)%	$1,531	$1,417	8.0%

SAME-STORE PORTFOLIO NET OPERATING INCOME BY MARKET
SIX MONTHS ENDED JUNE 30, 2023
Dollars in thousands, except rent per unit

			Rental and Other Property Revenue			Property Operating Expenses			Net Operating Income			Average Occupancy			Average Effective Monthly Rent per Unit
Market	Number of Properties	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Atlanta, GA	13	5,180	$47,557	$45,470	4.6%	$17,729	$16,375	8.3%	$29,829	$29,097	2.5%	92.0%	94.6%	(2.6)%	$1,628	$1,484	9.7%
Dallas, TX	14	4,007	42,955	40,054	7.2%	17,320	17,647	(1.9)%	25,635	22,407	14.4%	93.9%	95.9%	(2.0)%	1,788	1,630	9.7%
Denver, CO	9	2,292	23,896	22,052	8.4%	7,476	6,829	9.5%	16,420	15,222	7.9%	94.1%	95.6%	(1.5)%	1,702	1,573	8.2%
Columbus, OH	10	2,510	20,808	19,312	7.7%	7,689	7,515	2.3%	13,119	11,796	11.2%	94.8%	95.8%	(1.0)%	1,367	1,248	9.5%
Raleigh - Durham, NC	6	1,690	15,606	13,951	11.9%	5,160	4,838	6.7%	10,446	9,113	14.6%	93.8%	95.7%	(1.9)%	1,532	1,344	14.0%
Indianapolis, IN	7	1,979	16,217	14,860	9.1%	6,091	5,824	4.6%	10,126	9,036	12.1%	93.8%	95.3%	(1.5)%	1,341	1,215	10.4%
Oklahoma City, OK	8	2,147	15,262	14,454	5.6%	5,220	4,965	5.1%	10,042	9,489	5.8%	92.6%	95.9%	(3.3)%	1,166	1,066	9.4%
Houston, TX	7	1,932	17,005	15,956	6.6%	8,100	7,703	5.2%	8,905	8,252	7.9%	94.9%	94.9%	—%	1,430	1,356	5.5%
Nashville, TN	4	1,412	13,381	12,963	3.2%	4,730	4,507	4.9%	8,651	8,456	2.3%	92.1%	95.9%	(3.8)%	1,601	1,475	8.5%
Memphis, TN	4	1,383	12,248	11,453	6.9%	4,043	3,904	3.6%	8,205	7,549	8.7%	93.8%	94.2%	(0.4)%	1,502	1,403	7.1%
Tampa-St. Petersburg, FL	4	1,104	11,969	10,489	14.1%	4,615	4,049	14.0%	7,354	6,440	14.2%	94.9%	94.5%	0.4%	1,791	1,572	13.9%
Birmingham, AL	2	1,074	9,129	9,292	(1.8)%	3,756	3,548	5.9%	5,373	5,744	(6.5)%	90.0%	94.9%	(4.9)%	1,470	1,395	5.4%
Huntsville, AL	3	873	8,099	7,835	3.4%	2,813	2,522	11.5%	5,286	5,313	(0.5)%	94.7%	95.6%	(0.9)%	1,548	1,446	7.1%
Lexington, KY	3	886	7,346	6,826	7.6%	2,247	2,251	(0.2)%	5,099	4,575	11.5%	96.4%	96.2%	0.2%	1,274	1,180	8.0%
Louisville, KY	4	1,150	8,918	8,606	3.6%	3,878	3,596	7.8%	5,040	5,010	0.6%	92.7%	94.9%	(2.2)%	1,279	1,165	9.8%
Myrtle Beach, SC - Wilmington, NC	3	628	5,291	4,712	12.3%	1,618	1,503	7.7%	3,673	3,209	14.5%	95.1%	96.4%	(1.3)%	1,405	1,217	15.4%
Charlotte, NC	2	480	5,276	4,654	13.4%	1,629	1,514	7.6%	3,647	3,140	16.1%	95.8%	96.1%	(0.3)%	1,761	1,551	13.5%
Cincinnati, OH	2	542	5,230	4,975	5.1%	1,957	1,559	25.5%	3,273	3,416	(4.2)%	93.5%	96.9%	(3.4)%	1,549	1,428	8.5%
Greenville, SC	1	702	5,165	4,747	8.8%	1,957	1,765	10.9%	3,208	2,982	7.6%	93.8%	95.1%	(1.3)%	1,250	1,145	9.2%
Charleston, SC	2	518	5,123	4,668	9.7%	2,161	1,673	29.2%	2,961	2,995	(1.1)%	94.3%	96.6%	(2.3)%	1,618	1,443	12.1%
Orlando, FL	1	297	3,069	2,786	10.2%	1,339	1,151	16.3%	1,729	1,635	5.7%	93.2%	96.1%	(2.9)%	1,792	1,571	14.1%
Asheville, NC	1	252	2,289	1,987	15.2%	626	560	11.8%	1,663	1,427	16.5%	96.5%	97.1%	(0.6)%	1,501	1,296	15.8%
San Antonio, TX	1	306	2,887	2,875	0.4%	1,348	1,259	7.1%	1,540	1,616	(4.7)%	95.8%	96.1%	(0.3)%	1,486	1,461	1.7%
Austin, TX	1	256	2,668	2,538	5.1%	1,226	1,074	14.2%	1,442	1,465	(1.6)%	90.8%	96.7%	(5.9)%	1,777	1,585	12.1%
Fort Wayne, IN	1	222	1,977	1,856	6.5%	626	606	3.3%	1,351	1,250	8.1%	93.6%	95.3%	(1.7)%	1,431	1,330	7.6%
Norfolk, VA	1	183	2,009	1,876	7.1%	711	576	23.4%	1,298	1,300	(0.2)%	95.2%	95.1%	0.1%	1,886	1,753	7.6%
Chattanooga, TN	1	192	1,560	1,629	(4.2)%	669	621	7.7%	891	1,008	(11.6)%	92.1%	96.9%	(4.8)%	1,382	1,346	2.7%
Total / Weighted Average	115	34,197	$312,940	$292,876	6.9%	$116,734	$109,934	6.2%	$196,206	$182,942	7.3%	93.6%	95.4%	(1.8)%	$1,530	$1,398	9.4%

PROPERTY PORTFOLIO (a)
NET OPERATING INCOME EXPOSURE BY MARKET
Dollars in thousands, except rent per unit

					For the Three Months Ended June 30, 2023
Market	Number of Properties	Units	Gross Real Estate Assets	Period End Occupancy	Average Effective Monthly Rent per Unit	NOI	% of NOI
Atlanta, GA	13	5,180	$1,077,820	93.0%	$1,619	$14,561	14.3%
Dallas, TX	14	4,007	859,084	95.1%	1,791	13,235	13.0%
Denver, CO (b)	9	2,292	608,291	95.5%	1,704	8,041	8.2%
Columbus, OH	10	2,510	371,454	94.2%	1,378	6,503	6.4%
Raleigh - Durham, NC	6	1,690	255,412	94.5%	1,533	5,212	5.1%
Indianapolis, IN	7	1,979	291,958	95.0%	1,347	5,145	5.1%
Oklahoma City, OK	8	2,147	324,174	94.8%	1,166	5,074	5.0%
Tampa-St. Petersburg, FL	5	1,452	298,825	93.0%	1,808	4,800	4.7%
Houston, TX	7	1,932	324,020	96.0%	1,431	4,585	4.5%
Nashville, TN	5	1,508	369,769	95.1%	1,599	4,569	4.5%
Memphis, TN	4	1,383	161,022	93.8%	1,501	4,144	4.1%
Charlotte, NC	3	714	189,428	95.1%	1,761	2,653	2.6%
Huntsville, AL	3	873	191,079	96.5%	1,548	2,611	2.6%
Birmingham, AL	2	1,074	233,055	92.9%	1,465	2,586	2.5%
Lexington, KY	3	886	160,351	98.5%	1,274	2,557	2.5%
Louisville, KY	4	1,150	148,009	94.3%	1,271	2,499	2.5%
Myrtle Beach, SC - Wilmington, NC	3	628	68,775	93.8%	1,414	1,846	1.8%
Greenville, SC	1	702	123,652	96.7%	1,268	1,711	1.7%
Cincinnati, OH	2	542	122,689	93.7%	1,548	1,684	1.7%
Charleston, SC	2	518	81,331	94.2%	1,634	1,427	1.4%
Chicago, IL (c)	1	374	90,341	95.4%	1,801	1,235	1.2%
Orlando, FL	1	297	50,268	90.9%	1,801	860	0.8%
Asheville, NC	1	252	29,290	94.4%	1,512	825	0.8%
San Antonio, TX	1	306	57,214	96.4%	1,489	759	0.7%
Austin, TX	1	256	58,009	94.9%	1,767	743	0.7%
Norfolk, VA	1	183	54,203	97.3%	1,893	653	0.6%
Fort Wayne, IN	1	222	44,379	96.8%	1,430	652	0.6%
Chattanooga, TN	1	192	37,251	95.3%	1,385	414	0.4%
Total / Weighted Average	119	35,249	$6,681,153	94.6%	$1,538	$101,584	100.0%
(a)Excludes our development projects (Destination at Arista and Flatirons Apartments). See definitions at the end of this release.
(b)Includes properties in our Fort Collins, CO and Colorado Springs, CO markets.
(c)Property held for sale as of June 30, 2023.

VALUE ADD SUMMARY BY MARKET
PROJECT LIFE TO DATE AS OF JUNE 30, 2023

							Renovation Costs per Unit (b)
Market	Total Properties	Total Units To Be Renovated	Units Complete	Units Leased	Rent Premium (a)	% Rent Increase	Interior	Exterior	Total	ROI - Interior Costs(c)	ROI - Total Costs (d)
Ongoing
Memphis, TN	1	362	254	256	$373	34.2%	$15,128	$807	$15,935	29.6%	28.1%
Raleigh-Durham, NC	1	318	195	195	190	15.2%	15,503	1,046	16,549	14.7%	13.8%
Indianapolis, IN	1	236	143	146	256	23.5%	15,168	805	15,973	20.2%	19.2%
Tampa-St. Petersburg, FL	3	888	492	507	317	23.5%	13,540	847	14,387	28.1%	26.4%
Atlanta, GA	5	2,180	1,010	1,037	255	20.8%	14,110	1,235	15,345	21.7%	19.9%
Austin, TX	1	256	107	108	222	15.1%	16,900	1,104	18,004	15.8%	14.8%
Oklahoma City, OK	3	793	289	317	122	14.4%	16,656	1,025	17,681	8.8%	8.3%
Columbus, OH	3	786	234	249	261	21.5%	13,984	880	14,864	22.4%	21.1%
Nashville, TN	1	724	182	167	169	12.2%	15,186	1,664	16,850	13.4%	12.1%
Dallas, TX	4	1,199	276	300	280	19.5%	18,503	1,879	20,382	18.2%	16.5%
Total / Weighted Average	23	7,742	3,182	3,282	$254	20.7%	$14,994	$1,228	$16,222	21.5%	20.2%

Future (e)
Atlanta, GA	1	180	—	—	—	—	—	—	—	—	—
Oklahoma City, OK	1	294	—	—	—	—	—	—	—	—	—
Total / Weighted Average	2	474	—	—	—	—	—	—	—	—	—

Completed (f)
Wilmington, NC	1	288	286	282	$73	7.2%	$7,981	$56	$8,037	11.0%	10.9%
Raleigh-Durham, NC	1	328	325	323	184	18.0%	14,648	2,108	16,756	15.1%	13.2%
Louisville, KY	2	728	713	768	212	23.9%	15,343	2,173	17,516	16.6%	14.6%
Atlanta, GA	1	494	455	452	175	17.5%	9,117	1,773	10,890	23.0%	19.3%
Memphis, TN	2	691	627	625	191	18.9%	11,596	974	12,570	19.8%	18.3%
Columbus, OH	3	763	679	680	203	22.4%	10,143	665	10,808	24.1%	22.6%
Tampa-St. Petersburg, FL	1	348	309	306	208	18.3%	14,010	2,155	16,165	17.8%	15.4%
Total / Weighted Average	11	3,640	3,394	3,436	$187	19.5%	$11,968	$1,400	$13,368	18.9%	16.8%

Grand Total/Weighted Average	36	11,856	6,576	6,718	$219	20.1%	$13,438	$1,262	$14,700	20.2%	18.5%

(a) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures.
(b)Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects.
(c)Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit.
(d)Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit.
(e)Renovation projects expected to commence during the second half of 2023.
(f)We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units.
(g)Includes Meadows, Haverford, Crestmont and Creekside that were formerly a part of the value add program but were sold in October 2022 (with respect to Meadows), February 2022 (with respect to Haverford) and December 2021 (with respect to Crestmont and Creekside).

INVESTMENT AND DEVELOPMENT ACTIVITY
Dollars in thousands except per unit amounts

2023 DISPOSITIONS

Property	Location	Units	Disposition Date	Sale Price	Price per Unit	Average Rent Per Unit at Disposition	Gain on Sale of Real Estate, Net
Eagle Lake Landing	Indianapolis, IN	277	February 28, 2023	$37,300	$135	$1,184	$985

ASSETS HELD FOR SALE AS OF JUNE 30, 2023

Property	Location	Units
The Meadows at River Run	Chicago, IL	374

REAL ESTATE UNDER DEVELOPMENT

Development	Destination at Arista (a)	Flatirons Apartments
Location	Denver, Colorado	Denver, Colorado
Planned Units	325	296
Start Date	3Q 2021	4Q 2022
Projected Initial Occupancy	2Q 2023	3Q 2024
Projected Completion Date	4Q 2023	3Q 2024
Projected Stabilization date	1Q 2025	3Q 2026
Total Estimated Development Costs	$103,500	$119,900
Total Development Costs through 6/30/23	$102,378	$38,727
Remaining Development Costs	$1,122	$81,173
Real Estate Under Development at June 30, 2023	$83,006	$38,727
% of Planned Units Delivered as of July 24, 2023	44.0%	N/A
Leased % as of July 24, 2023 (b)	42.0%	N/A
Occupancy % as of July 24, 2023 (b)	32.2%	N/A
(a)During the three months ended June 30, 2023, we obtained certificates of occupancy for one of the four residential buildings containing 54 units and certain common area buildings resulting in $19,372 being reclassified from real estate under development to real estate held for investment.
(b)Leased % and occupancy % are calculated using the leased or occupied units, as applicable, divided by the number of delivered units.

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

Property	Location	Units	Estimated Delivery Date	Total Construction Budget	Total Project Debt	IRT Equity Interest in JV	Remaining Expected IRT Investment	Carrying Value of IRT’s Investment
Metropolis at Innsbrook (a)	Richmond, VA	402	Q2 2023	$85,883	$64,000	84.8%	$—	$18,395
Views of Music City II / The Crockett (b)	Nashville, TN	408	Q3 2023	66,079	43,275	50.0%	—	11,555
Virtuoso (c)	Huntsville, AL	178	—	57,491	39,281	90.0%	—	12,860
Lakeline Station	Austin, TX	378	Q3 2024	109,524	76,500	90.0%	—	31,061
The Mustang	Dallas, TX	275	Q4 2024	109,583	79,447	85.0%	242	26,097
Total		1,641		$428,560	$302,503		$242	$99,968
(a)Operations commenced during the three months ended June 30, 2023 with 172 units placed in service. The remaining 230 units will be placed in service throughout the second half of 2023.
(b)Views of Music City phase II consists of 209 units with an estimated delivery date of Q3 2023. The Crockett is an operating property consisting of 199 units delivered in Q1 2023. We have one year from the delivery date to exercise our purchase option on The Crockett.
(c)The Virtuoso investment made on March 31, 2022 is an operating property.

DEBT SUMMARY AS OF JUNE 30, 2023
Dollars in thousands

	Amount	Weighted Average Rate (d)	Type	Weighted Average Maturity (in years)
Debt:
Unsecured revolver (a)	$211,478	6.3%	Floating	2.6
Unsecured term loans (b)	600,000	6.2%	Floating	4.0
Secured credit facilities (c)	617,114	4.3%	Floating/Fixed	5.4
Mortgages	1,181,581	3.9%	Fixed	4.7
Total Principal	2,610,173	4.7%		4.5
Loan premiums (discounts), net	53,520
Unamortized deferred financing costs	(12,888)
Total Consolidated Debt	2,650,805
Market Equity Capitalization, at period end	4,202,342
Total Capitalization	$6,853,147
(a)Unsecured revolver total capacity is $500,000, of which $211,478 was drawn as of June 30, 2023. The maturity date of borrowings under the unsecured revolver is January 31, 2026.
(b)Consists of a (i) $200,000 unsecured term loan with a maturity date of May 18, 2026 and a (ii) $400,000 unsecured term loan with a maturity date of January 28, 2028.
(c)Consists of a (i) $540,867 secured credit facility, three tranches of which, in an aggregate principal amount of $500,399, have a maturity date of August 1, 2028 and the fourth tranche of which, in the principal amount of $40,468, has a maturity date of March 1, 2030 and a (ii) $76,248 secured credit facility with a maturity date of July 1, 2030.
(d)Represents the weighted average of the contractual interest rates in effect as of quarter-end without regard to any interest rate swaps or collars. Our total weighted average effective interest rate during the quarter ended June 30, 2023, after giving effect to the impact of interest rate swaps and collars, and excluding the impact of loan premium amortization, discount accretion, and interest capitalization was 4.2%.
(e)As of June 30, 2023, we maintained the following hedges that have effectively fixed a portion of our floating rates debt.

Hedges:	Notional	Start	End	Swap Rate	Floor Rate	Cap Rate
Collar	$100,000	11/17/2017	11/17/2024	—	1.25%	2.00%
Collar	$150,000	10/17/2018	1/17/2024	—	2.25%	2.50%
Swap	$150,000	6/17/2021	6/17/2026	2.18%	—	—
Swap	$150,000	5/17/2022	5/17/2027	0.99%	—	—
Swap	$200,000	3/17/2023	3/17/2030	3.39%	—	—
Forward starting collar	$100,000	1/17/2024	1/17/2028	—	1.50%	2.50%
Forward starting collar	$100,000	11/17/2024	1/17/2028	—	1.50%	2.50%

DEBT COVENANT AND UNENCUMBERED ASSET STATS AS OF JUNE 30, 2023
Dollars in thousands

Debt Covenant Summary (a)

	Requirement	Actual	Compliance
Consolidated leverage ratio	≤ 60%	35.4%	Yes
Consolidated fixed charge coverage ratio	≥ 1.5x	2.59x	Yes
Unsecured leverage ratio	≤ 60%	26.1%	Yes
(a)For a complete listing of all debt covenants along with definitions of each covenant calculation see the Fourth Amended, Restated and Consolidated Credit Agreement, which is included as exhibit 10.1 of the Form 8-K filed on July 27, 2022.
Encumbered & Unencumbered Statistics

	Total Units	% of Total	Gross Assets	% of Total	Q2 2023 NOI	% of Total
Unencumbered assets	18,164	51.5%	$3,487,200	49.0%	$52,189	51.4%
Encumbered assets	17,085	48.5%	3,630,204	51.0%	49,395	48.6%
	35,249	100.0%	$7,117,404	100.0%	$101,584	100.0%

DEFINITIONS
Average Effective Monthly Rent per Unit
Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. We believe average effective rent is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month.
Average Occupancy
Average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period.
Development Property
A development property is a property that is either currently under development or is in lease-up prior to reaching overall occupancy of 90%.
EBITDA and Adjusted EBITDA
Each of EBITDA and Adjusted EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty (gains) losses, merger and integration costs, income (loss) from investments in unconsolidated real estate entities, and restructuring costs. We consider each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or non-operating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. Our calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, our Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs.
Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”)
We believe that FFO and CFFO, each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs.
CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, loan premium accretion and discount amortization, debt extinguishment costs, merger and integration costs, and restructuring costs from the determination of FFO.
Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.
Interest Coverage
Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.
Net Debt
Net debt, a non-GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total consolidated debt to net debt (Dollars in thousands).

	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Total debt	$2,650,805	$2,628,632	$2,631,645	$2,713,625	$2,552,936
Less: cash and cash equivalents	(14,349)	(12,448)	(16,084)	(23,753)	(11,378)
Less: loan discounts and premiums, net	(53,520)	(56,256)	(59,937)	(63,340)	(66,091)
Total net debt	$2,582,936	$2,559,928	$2,555,624	$2,626,532	$2,475,467
We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.
Net Operating Income
We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful measure of our operating performance. We define NOI as total property revenues less total property operating expenses, excluding interest expense, depreciation and amortization, casualty related costs and gains, property management expenses, general and administrative expenses, net gains on sale of assets, merger and integration costs, and restructuring costs.
Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income. We use NOI to evaluate our performance on a same-store and non same-store basis because NOI measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance.

A reconciliation from GAAP net income (loss) to NOI is provided below:

	For the Three Months Ended
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Net income (loss)	$10,988	$8,872	$34,524	$16,653	$(7,399)
Other revenue	(354)	(239)	(306)	(300)	(120)
Property management expenses	6,818	6,371	6,593	5,744	6,139
General and administrative expenses	5,910	8,154	5,739	5,625	6,968
Depreciation and amortization expense	53,984	53,536	52,161	49,722	72,793
Casualty losses (gains), net	680	151	(1,690)	(191)	(5,592)
Interest expense	22,227	22,124	23,337	22,093	20,994
Gain on sale of real estate assets, net	—	(985)	(17,044)	—	—
Other loss (income), net	72	(93)	(57)	(765)	(294)
Loss (gain) from investments in unconsolidated real estate entities	1,205	776	(242)	1,477	871
Merger and integration costs	—	—	2,028	275	1,307
Restructuring costs	—	3,213	—	—	—
NOI	$101,530	$101,880	$105,043	$100,333	$95,667
Less: Non same-store portfolio NOI	3,400	3,804	4,866	3,937	3,384
Same-store portfolio NOI	$98,130	$98,076	$100,177	$96,396	$92,283
Non Same-Store Properties and Non Same-Store Portfolio
Properties that did not meet the definition of a same-store property as of the beginning of the previous year.
Same-Store Properties and Same-Store Portfolio
We review our same-store portfolio at the beginning of each calendar year. Properties are added into the same-store portfolio if they were owned and not a development property at the beginning of the previous year. Properties that are held for sale or have been sold are excluded from the same-store portfolio.
Total Gross Assets
Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands).

	As of
	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Jun 30, 2022
Total assets	$6,517,400	$6,493,747	$6,532,095	$6,633,533	$6,386,634
Plus: accumulated depreciation (a)	523,446	475,001	426,097	386,606	337,338
Plus: accumulated amortization	76,558	76,558	76,710	77,141	77,062
Total gross assets	$7,117,404	$7,045,306	$7,034,902	$7,097,280	$6,801,034
(a)Includes accumulated depreciation associated with real estate held for sale, as applicable.